                                                                    EXHIBIT 10.1

                            WIN GLOBAL MARKETS, INC.
                       THE 2004 GLOBAL SHARE OPTION PLAN
                      AS AMENDED AS OF SEPTEMBER 13, 2012

This  plan,  as  amended  from  time  to  time, shall be known as the Win Global
Markets, Inc. 2004 Global Share Option Plan (the "PLAN").

1.    PURPOSE OF THE PLAN

      The Plan is intended to provide an incentive to retain, in the employ of the Company (as defined below) and its affiliates, persons of training, experience and ability; to attract new employees, directors, consultants and service providers; to encourage the sense of proprietorship of such persons; and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company.

2.    DEFINITIONS

      For purposes of interpreting the Plan and related documents (including the
      Option Agreement and its appendixes), the following definitions shall apply:

      2.1   "BOARD" means the Board of Directors of the Company.

      2.2   "CAUSE" means (i) conviction for any felony involving moral turpitude or affecting the Company or its affiliates; (ii) any refusal to carry out a reasonable directive of the Company's Chief
            Executive Officer, Board or the Optionee's direct supervisor, which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company or its affiliates;
            including without limitation disclosure of confidential information of the Company or its affiliates; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company or its affiliates.

      2.3   "CHAIRMAN" means the Chairman of the Committee.

      2.4   "COMMITTEE" means a share option compensation committee of the
            Board, designated from time to time by the resolution of the Board, which shall consist of no fewer than two members of the Board, each of whom is a "non-employee director" as defined in Rule 16b-3 and an
            "outside director" within the meaning of Section 162(m).

      2.5   "COMPANY" means Win Global Markets, Inc. a Nevada company.

      2.6   "DATE OF GRANT" means the date determined by the Board as set forth in the Option Agreement.

      2.7   "EMPLOYEE" means a person who is employed by the Company or any affiliate.

      2.8   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      2.8 "EXPIRATION DATE" means the date upon which an Option shall expire, as set forth in Section 8.2 of the Plan.

      2.9 "FAIR MARKET VALUE" means as of any date, the value of a Share determined as follows:

            (i)   If the Shares are listed on any established stock exchange or a national market system, including without limitation the Tel
                  Aviv Stock Exchange, the NASDAQ National Market System or the
                  NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price for such Shares (or the highest
                  closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable;

            (ii)  If the Shares are regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the
                  Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Shares on the last market
                  trading day prior to the day of determination; or

            (iii) In the absence of an established market for the Shares, the
                  Fair Market Value thereof shall be determined in good faith by the Board.

            (iv)  Notwithstanding the foregoing, the Fair Market Value of a
                  Share shall never be less than par value of such Share.

      2.10  "IPO" means the initial public offering of the Company's shares.

      2.11  "OPTION" means an option to purchase one or more Shares pursuant to the Plan.

      2.12  "OPTIONEE" means a person who receives or holds an Option under the
            Plan.

      2.13  "OPTION AGREEMENT" means the share option agreement between the
            Company and an Optionee that evidences and sets out the terms and conditions of an Option.

      2.14  "PLAN" means the Company's 2004 Global Share Option Plan.

      2.15  "PURCHASE PRICE" means the price for each Share subject to an
            Option.

      2.16  "RULE 16B-3" means Rule 16b-3 promulgated by the Securities and
            Exchange Commission under Section 16 of the Exchange Act and any successor rule.

      2.17  "SECTION 162(M)" means Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the regulations thereunder.

      2.16  "SERVICE PROVIDER" means a director, consultant or adviser of the
            Company or any affiliate, or any other person who is not an
            Employee.

      2.17  "SHARE" means the common stock, 0.001 par value, of the Company.

      2.18  "SUCCESSOR COMPANY" means any entity into which the Company is merged to or by which the Company is acquired.

      2.20  "VESTED OPTION" means any Option, which has already vested upon one or more of the Vesting Dates of such Option.

      2.21  "VESTING DATE" means, with respect to any Option, the date determined by the Board as of which the Optionee shall be entitled to exercise such Option, in whole or in part , as set forth in
            Section 9 of the Plan.

3.    ADMINISTRATION OF THE PLAN

      3.1   The Board shall have the power to administer the Plan. To the extent permitted under applicable law, the Board may delegate its powers under the Plan, or any part thereof, to the Committee, in which case, any reference to the Board in the Plan with respect to the rights so delegated shall be construed as reference to the
            Committee. Notwithstanding the foregoing, the Board shall
            automatically have residual authority (i) if no Committee shall be constituted, (ii) with respect to rights not delegated by the Board to the Committee, or (iii) if such Committee shall cease to operate for any reason whatsoever.

      3.2   The Committee, if appointed, shall select one of its members as its
            Chairman and shall hold its meetings at such times and places as the
            Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

      3.3   The Board shall have full power and authority to the extent required under applicable law (and subject further to applicable laws): (i)
            to designate Optionees; (ii) to determine the terms and provisions of respective Option Agreements (which need not be identical)
            including, but not limited to, the number of Shares to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option; (iv) to interpret the provisions and supervise the administration of the Plan; (v) to determine the Fair
            Market Value of the Shares; (vi) to designate the type of Options to be granted to an Optionee; (vii) to determine any other matter which is necessary or desirable for, or incidental to, the administration of the Plan.

      3.4   The Board shall have the authority to grant, in its discretion, to an Optionee, in exchange for the surrender and cancellation of an
            Option, a new Option having a purchase price equal to, lower than or higher than the Purchase Price of the original Option so surrendered and canceled, and containing such other terms and conditions as the
            Board may prescribe in accordance with the provisions of the Plan.

      3.5   Subject to the Company's incorporation documents, all decisions and selections made by the Board or, if appointed, the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any
            Option to be granted to that member. Any decision reduced to writing shall be executed in accordance with the provisions of the Company's incorporation documents, as the same may be in effect from time to time.

      3.6   The interpretation and construction by the Board of any provision of the Plan or of any Option Agreement thereunder shall be final and conclusive.

      3.7   Subject to the Company's incorporation documents and the Company's discretion, and conditioned upon receipt of all approvals legally required, each member of the Board or, if appointed, the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

4.    DESIGNATION OF PARTICIPANTS

      The persons eligible for participation in the Plan shall include Employees and/or Service Providers. The grant of an Option hereunder shall neither entitle the Optionee to nor disqualify him or her from, receipt of any other grant of Options pursuant to the Plan or any other option or share plan of the Company or any of its affiliates.

      The Board's grant of an Option to an Optionee hereunder in any year shall not require the Board to grant such Optionee an Options in any other year.
      The Board shall consider such factors as it deems pertinent in selecting an Optionee and in determining the type and amount of Options to be granted. An Optionee may hold more than one Option granted under the Plan.

      5.    SHARES RESERVED FOR THE PLAN; OPTION AGREEMENT

            5.1   The Company has reserved 20,000,000 authorized but unissued
                  Shares for the purposes of the Plan and for the purpose of the
                  Company's other share option plans when applicable, subject to adjustment as set forth in Section 7 below. Any Shares which remain unissued and which are not subject to outstanding
                  Options at the termination of the Plan shall cease to be
                  reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Shares subject to such
                  Option may again be subject to new Options under the Plan or under future plans.

            5.2   Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the
                  Optionee, in such form as the Board shall from time to time approve. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of
                  Option granted, the Vesting Date or Dates, the Purchase Price per Share and the Expiration Date.

 6.    PURCHASE PRICE

      6.1   The Purchase Price of each Share subject to an Option shall be determined by the Board in its sole and absolute discretion in accordance with applicable law. Each Option Agreement will contain the Purchase Price determined for each Optionee.

      6.2   The Purchase Price shall be payable upon the exercise of an Option by cash, check or wire transfer or in such form as the Board may accept.

7.    ADJUSTMENTS

      Upon the occurrence of any of the following described events, Optionee's rights to purchase Shares under the Plan shall be adjusted as hereafter provided:

      7.1   Recapitalization. The number and kind of shares subject to outstanding Options, the purchase price or exercise price of such
            Options, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately and equitably adjusted so as to maintain the proportionate number of
            Shares without changing the aggregate Purchase Price so to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Board shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.

      7.2   Upon the dissolution or liquidation of the Company, upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, upon the sale of substantially all of the property or assets of the Company to another corporation, or if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the Plan and the Options issued thereunder shall terminate, unless provisions are made in connection with such transaction for the assumption of Options theretofore granted, or for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event such Options shall be terminated, all outstanding Options shall be exercisable in full for at least 30 days prior to such termination date.

      7.3   The Optionee acknowledges that Optionee's rights to sell the Shares may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the
            Optionee unconditionally agrees and accepts any such limitations.

8.    TERM AND EXERCISE OF OPTIONS

      8.1   Options shall be exercised by the Optionee's by giving written notice of to the Company or to any third party designated by the
            Company (the "REPRESENTATIVE"), in such form and method as may be determined by the Company, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the Purchase Price for the number of Shares with respect to which the Option is being exercised, at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised. No Shares shall be issued on exercise of an Option until payment, as provided herein, therefor has been made.

      8.2   Options, to the extent not previously exercised, shall terminate upon the earlier of: (i) the date set forth in the Option Agreement;
            (ii) the expiration of ten (10) years from the Date of Grant; or
            (iii) the expiration of any extended period in any of the events set forth in Section 8.5 below.

      8.3   The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options have become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 8.5 below, the
            Optionee is an Employee or a Service Provider at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

      8.4   Subject to the provisions of Section 8.5 below, in the event of termination of Optionee's employment or service, all Options granted to such Optionee shall immediately expire. Unless otherwise approved by the Committee, a notice of termination of employment or services shall be deemed to constitute termination of employment or services.

      8.5   Notwithstanding anything to the contrary hereinabove and unless otherwise determined in the Optionee's Option Agreement, an Option may be exercised after the date of termination of Optionee's employment or service during an additional period of time beyond the date of such termination, but only with respect to the number of
            Vested Options at the time of such termination according to the
            Vesting Dates, if:

            8.5.1 termination is without Cause, in which event the Vested
                  Options still in force and unexpired may be exercised within a period of three (3) months after the date of such termination;
                  or

            8.5.2 termination is the result of death or disability of the
                  Optionee, in which event the Vested Options still in force and unexpired may be exercised within a period of twelve (12)
                  months after such date of termination; or-

            8.5.3 prior to the date of such termination, the Board shall authorize an extension of the term of all or part of the
                  Vested Options beyond the date of such termination for a
                  period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

            For avoidance of any doubt, if termination of employment or service is for Cause, any outstanding unexercised Option will immediately expire and terminate, and the Optionee shall not have any right in respect of such outstanding Options.

      8.6   To avoid doubt, Optionees shall not have any of the rights or privileges of shareholders of the Company, in respect of any Shares purchasable upon the exercise of an Option, nor shall they be deemed to be a class of shareholders or creditors of the Company for the purpose of all applicable law, until registration of the Optionee as holder of such Shares in the Company's register of shareholders upon exercise of the Option in accordance with the provisions of the
            Plan.

9.    VESTING OF OPTIONS

      9.1   Subject to the provisions of the Plan, Options shall vest at the
            Vesting Dates set forth in the relevant Option Agreement. However no
            Option shall be exercised after the Expiration Date of such Option.

      9.2   An Option may be subject to such other terms and conditions, not inconsistent with the Plan, on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

10.   PURCHASE FOR INVESTMENT

      The Company's obligation to issue or allocate Shares upon exercise of an
      Option granted under the Plan is expressly conditioned upon: (a) the
      Company's completion of any registration or other qualifications of such
      Shares under all applicable laws, rules and regulations or (b)
      representations and undertakings by the Optionee (or his legal representative, heir or legatee, in the event of the Optionee's death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his legal representative, heir, or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth (i) any representations and undertakings which such Optionee has given to the
      Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Optionee must furnish to the
      Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable laws, rules and regulations of the United States or any other state having jurisdiction over the
      Company and the Optionee.

11.   DIVIDENDS

      With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by a trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company's incorporation documents, as amended from time to time and subject to any applicable taxation on distribution of dividends.

12.   RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

      No Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable, or given as collateral nor any right with respect thereto may be given to any third party whatsoever, other than by will or by the laws of descent and distribution or as specifically otherwise allowed under the Plan and during the lifetime of the Optionee, each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the
      Optionee. Any action made in contradiction to the aforementioned shall be null and void.

13.   EFFECTIVE DATE AND DURATION OF THE PLAN

      The Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of ten (10) years from such day of adoption.

      The Company shall obtain the approval of the Company's shareholders for the adoption of this Plan or for any amendment to this Plan, if shareholders' approval is necessary or desirable to comply with any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to
      Optionees under this Plan, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the US Securities and Exchange Commission.

14.   AMENDMENTS OR TERMINATION

      14.1  The Board may at any time, subject to the provisions of Section 14.2 below and all applicable law, amend, alter, suspend or terminate the
            Plan, provided, however, that (i) the Board may not extend the term of the Plan specified in Section 13 and (ii) no amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise by the
            Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Earlier termination of the
            Plan prior to the Termination Date shall not affect the Board's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such earlier termination.

                                       10

      14.2  The Company shall obtain the approval of the Company's shareholders for any amendment to this Plan and/or the Appendixes thereto if shareholders' approval is required under any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Plan and/or the Appendixes thereto, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the U.S. Securities and Exchange Commission.

15.   GOVERNMENT REGULATIONS

            The Plan, the granting and exercise of Options hereunder and the obligation of the Company to sell and deliver Shares under such
            Options shall be subject to all applicable laws, rules, regulations, approvals and consents whether of the United States, the State of
            Israel, or any other state having jurisdiction over the Company or the Optionee, including the registration of the Shares under the
            United States Securities Act 1933 or under the securities act of any applicable jurisdiction, and to such approvals by any governmental agencies or national securities exchanges as may be required.
            Nothing herein shall be deemed to require the Company to register the Shares under the securities law of any jurisdiction.

            It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Board in its sole and absolute discretion. The Board is authorized to amend the Plan and the Board is authorized to make any such modifications to Option Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m).
            Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or Section 162(m) if the Board specifically determines that such compliance is no longer desired and the Board may grant Options that do not comply with Rule 16b-3 and/or Section
            162(m) if the Board determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

16.   CONTINUANCE OF EMPLOYMENT

            Neither the Plan nor any Option Agreement shall impose any obligation on the Company or an affiliate to continue any Optionee in its employ or service, and nothing in the Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right to continue in the employ or service of the Company or an affiliate thereof or restrict the right of the Company or an affiliate thereof to terminate such employment or service at any time.

17.   GOVERNING LAW AND JURISDICTION

                                       11

      The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel as applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of the State of Israel shall have sole jurisdiction in any matters pertaining to the Plan.

18.   TAX CONSEQUENCES

      Any tax consequences to any Optionee arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its affiliates, or the Optionee)
      hereunder shall be borne solely by the Optionee. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

      The Company shall not be required to release any Share certificate to an
      Optionee until all required payments have been fully made.

21.   NON-EXCLUSIVITY OF THE PLAN

      The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to Optionees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this section.

22.   MULTIPLE AGREEMENTS

      The terms of each Option may differ from other Options granted under the
      Plan at the same time, or at any other time. The Board may also grant more than one Option to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee. Except as required by Rule 16b-3 with respect to
      Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option.

                                       12

23.   RULES PARTICULAR TO SPECIFIC COUNTRIES

      Notwithstanding anything herein to the contrary, the terms and conditions of the Plan may be adjusted with respect to a particular country by means of an addendum to the Plan in the form of an appendix (the "APPENDIX"), and to the extent that the terms and conditions set forth in the Appendix conflict with any provisions of the Plan, the provisions of the Appendix shall govern. Terms and conditions set forth in the Appendix shall apply only to Options issued to Optionees under the jurisdiction of the specific country that is subject of the Appendix and shall not apply to Options issued to any other Optionee. The adoption of any such Appendix shall be subject to the approval of the Board and if required the approval of the shareholders of the Company.

                                      * * *

                                       13

                            WIN GLOBAL MARKETS, INC.

                               APPENDIX A - ISRAEL

                       TO THE 2004 GLOBAL SHARE OPTION PLAN

1.    GENERAL

      1.1.  This  appendix (the "APPENDIX") shall apply only to participants who are  residents  of the state of Israel or those who are deemed to be residents  of  the  state  of  Israel  for  the  payment of tax. The provisions  specified  hereunder  shall form an integral part of the
            2004   Global   Share   Option  Plan  of  Win  Global  Markets,  Inc.
            (hereinafter:  the "PLAN"), which applies to the issuance of options to  purchase  Shares of Win Global Markets, Inc. (hereinafter: the "
            COMPANY").
            According  to the Plan, options to purchase the Company's Shares may be issued to employees, directors, consultants and service providers of the Company or its affiliates.

      1.2   This Appendix shall comply with Amendment no. 132 of the Israeli Tax
            Ordinance.

      1.3.  This Appendix is to be read as a continuation of the Plan and only modifies options granted to Israeli Optionees so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Optionees.

      1.5.  The Plan and this Appendix are complementary to each other and shall be deemed as one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in the Appendix shall prevail.

      1.6.  Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

2.    DEFINITIONS

      2.1   "AFFILIATE" means any "employing company" within the meaning of
            Section 102(a) of the Ordinance.

      2.2   "APPROVED 102 OPTION" means an Option granted pursuant to Section
            102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Optionee.

      2.3   "CAPITAL GAIN OPTION (CGO)" means an Approved 102 Option elected and designated by the Company to qualify for capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the
            Ordinance.

      2.4   "CONTROLLING SHAREHOLDER" shall have the meaning ascribed to it in
            Section 32(9) of the Ordinance.

      2.5   "EMPLOYEE" means a person who is employed by the Company or its
            Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder, all as determined under Section 102 of the Ordinance.

      2.6   "ITA" means the Israeli Tax Authorities.

      2.7   "NON-EMPLOYEE" means a consultant, adviser, service provider,
            Controlling Shareholder or any other person who is not an Employee.

      2.8   "ORDINARY INCOME OPTION (OIO)" means an Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1)
            of the Ordinance.

      2.9   "102 OPTION" means any Option granted to Employees pursuant to
            Section 102 of the Ordinance.

      2.10  "3(I) OPTION" means an Option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non- Employee.

      2.11  "ORDINANCE" means the Israeli Income Tax Ordinance [New Version]
            1961 as now in effect or as hereafter amended.

      2.12  "SECTION 102" means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

      2.13  "TRUSTEE" means any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

      2.14  "UNAPPROVED 102 OPTION" means an Option granted pursuant to Section
            102(c) of the Ordinance and not held in trust by a Trustee.

3.    ISSUANCE OF OPTIONS

      3.1   The persons eligible for participation in the Plan as Optionees shall include any Employees and/or Non-Employees of the Company or of any Affiliate; provided, however, that (i) Employees may only be granted 102 Options; and (ii) Non-Employees and/or Controlling
            Shareholders may only be granted 3(i) Options.

                                     - 2 -

      3.2   The Company may designate Options granted to Employees pursuant to
            Section 102 as Unapproved 102 Options or Approved 102 Options.

      3.3   The grant of Approved 102 Options shall be made under this Appendix adopted by the Board, and shall be conditioned upon the approval of this Appendix by the ITA.

      3.4   Approved 102 Options may either be classified as Capital Gain
            Options ("CGOS") or Ordinary Income Options ("OIOS").

      3.5   No Approved 102 Options may be granted under this Appendix to any eligible Employee, unless and until the Company's election of the type of Approved 102 Options as CGO or OIO granted to Employees (the
            "ELECTION") is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved
            102 Option under this Appendix and shall remain in effect at least until the end of the year following the year during which the
            Company first granted Approved 102 Options. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Optionees who were granted
            Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance.
            For the avoidance of doubt, such Election shall not prevent the
            Company from granting Unapproved 102 Options simultaneously.

      3.6   All Approved 102 Options must be held in trust by a Trustee, as described in Section 4 below.

      3.7   For the avoidance of doubt, the designation of Unapproved 102
            Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.

4.    TRUSTEE

      4.1   Approved 102 Options which shall be granted under this Appendix and/or any Shares allocated or issued upon exercise of such Approved
            102 Options and/or other shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Optionees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the "HOLDING PERIOD"). In case the requirements for
            Approved 102 Options are not met, then the Approved 102 Options may be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

      4.2   Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise of Approved 102
            Options prior to the full payment of the Optionee's tax liabilities arising from Approved 102 Options which were granted to him and/or any Shares allocated or issued upon exercise of such Options.

                                     - 3 -

      4.3   With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.
            Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures
            promulgated thereunder shall apply to and shall be borne by such
            Optionee.

      4.4   Upon receipt of Approved 102 Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Option or Share granted to him thereunder.

5.    THE OPTIONS

      The terms and conditions upon which the Options shall be issued and exercised, shall be as specified in the Option Agreement to be executed pursuant to the Plan and to this Appendix. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (whether a CGO, OIO, Unapproved 102
      Option or a 3(i) Option), the vesting provisions and the exercise price.

6.    FAIR MARKET VALUE

      Without derogating from Section 2.9 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the
      Ordinance, if at the date of grant the Company's shares are listed on any established stock exchange or a national market system or if the Company's shares will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company's shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7.    EXERCISE OF OPTIONS

      Options shall be exercised by the Optionee by giving a written notice to the Company and/or to any third party designated by the Company (the
      "REPRESENTATIVE"), in such form and method as may be determined by the
      Company and, when applicable, by the Trustee, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the option is being exercised, at the Company's or the
      Representative's principal office. The notice shall specify the number of
      Shares with respect to which the option is being exercised.

                                     - 4 -

8.    ASSIGNABILITY AND SALE OF OPTIONS

      8.1.  Notwithstanding any other provision of the Plan, no Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

            Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

      8.2   As long as Options or Shares purchased pursuant to thereto are held by the Trustee on behalf of the Optionee, all rights of the Optionee over the shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

9.    INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER'S PERMIT

      9.1.  With regards to Approved 102 Options, the provisions of the Plan and/or the Appendix and/or the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer's permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Appendix and of the Option
            Agreement.

      9.2.  Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the
            Plan or the Appendix or the Option Agreement, shall be considered binding upon the Company and the Optionees.

10.   DIVIDEND

      Subject to the Company's incorporation documents, with respect to all
      Shares (but excluding, for avoidance of any doubt, any unexercised options) allocated or issued upon the exercise of Options and held by the
      Optionee or by the Trustee as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such shares, and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.

11.   TAX CONSEQUENCES

      11.1  Any tax consequences arising from the grant or exercise of any
            Option, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the
            Trustee or the Optionee), hereunder, shall be borne solely by the
            Optionee. The Company and/or its Affiliates, and/or the Trustee
            shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the
            Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

                                     - 5 -

      11.2  The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to an Optionee until all required payments have been fully made.

      11.3  With respect to an Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

12.   GOVERNING LAW & JURISDICTION

      This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Appendix.

                                      * * *

                                      - 6 -